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                                                                    EXHIBIT 32.2

                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this annual report on Form 10-K of Thor Industries, Inc. for the period ended July 31, 2003, I, Walter L. Bennett, Chief Financial Officer of Thor Industries, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. this Form 10-K for the period ended July 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this Form 10-K for the period ended July 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Thor Industries, Inc.

Date: October 24, 2003

                                    /s/ WALTER L. BENNETT
                                    --------------------------------------------
                                    Walter L. Bennett
                                    Chief Financial Officer
                                    (principal financial and accounting officer)

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